Supplement to the
Fidelity® Cash Management Funds Treasury Fund - Advisor B Class and Advisor C Class
December 30, 2006
Prospectus

The "Minimums" table on page 11 is updated to reflect that there is no longer a minimum investment to open a Program account.

The following information replaces the similar information found in the 3rd bullet in the "Fidelity Advisor Systematic Withdrawal Program" table on page 18.

  Aggregate redemptions per 12-month period from your Class B or Class C account may not exceed 12% of the account value and are not subject to a CDSC.

The following information replaces the current CDSC waiver information for Class B and Class C found in the "Fund Distribution" section beginning on page 23.

The CDSC may be waived on the redemption of shares (applies to Class B and Class C, unless otherwise noted):

A form may be required.

1. For disability or death;

2. From employer-sponsored retirement plans (except SIMPLE IRAs, SEPs, and SARSEPs) starting the year in which age 70 1/2 is attained;

3. For minimum required distributions from Traditional IRAs, Rollover IRAs, SIMPLE IRAs, SEPs, and SARSEPs (excludes Roth accounts) starting the year in which age 70 1/2 is attained;

4. Through the Fidelity Advisor Systematic Withdrawal Program, if the amount does not exceed 12% of the account balance in a rolling 12-month period;

5. (Applicable to Class C only) On which investment professionals did not receive a concession at the time of purchase.

DMFB/DMFC-07-01 May 18, 2007
1.480136.116